UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MYLAN N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Guide to the Mylan N.V.

Annual General Meeting and Extraordinary General Meeting

Single Proxy Card or Single Voting Instruction Form

As previously announced by Mylan N.V. (“Mylan”) in its March 26, 2020 press release (a copy of which is enclosed), Mylan will hold both its 2020 Annual General Meeting of Shareholders (the “AGM”) and its Extraordinary General Meeting of Shareholders (the “EGM”) in connection with the proposed combination of Mylan and Pfizer Inc.’s Upjohn Business (the “Combination”) on June 30, 2020.

This Guide provides important information about the proposals listed on the enclosed single proxy card or voting instruction form that shareholders must use to vote on the proposals to be voted on at both the AGM and the EGM. This Guide also explains what Mylan shareholders who may have previously voted for the EGM using the Previous EGM Proxy Card/VIF (as defined below) must do to ensure their vote is counted at the EGM on June 30, 2020.

The Enclosed Voting Materials Are New

The EGM Proxy Statement was first mailed to Mylan shareholders on or about February 14, 2020. In connection with such mailing, a proxy card (for record holders) and voting instruction form (for beneficial owners) was distributed to Mylan shareholders (the “Previous EGM Proxy Card/VIF”). As the AGM and the EGM will now both be held on June 30, 2020, Mylan ordinary shareholders as of June 2, 2020, the record date for the AGM and EGM, are being provided with a single proxy card (for record holders) or a single voting instruction form (for beneficial owners) that sets forth the proposals to be voted on at each of the AGM and the EGM.

To Vote, You Must Use the Enclosed Single Proxy Card or Single Voting Instruction Card

The single proxy card and single voting instruction form supersede and replace the Previous EGM Proxy Card/VIF. Accordingly, any votes submitted for the EGM using the Previous EGM Proxy Card/VIF (whether submitted prior to on or after the Record Date) will not be counted. If you submitted your vote for the EGM using the Previous EGM Proxy Card/VIF, you must re-submit your vote for the EGM using the single proxy card (for record holders) or single voting instruction form (for beneficial owners) in order to have your vote counted.

Key to Single Proxy Card and Single Voting Instruction Form

The table below indicates whether each item on the enclosed single proxy card or single voting instruction form will be voted on by Mylan shareholders at the AGM or the EGM.

Proxy Card Item Number	Voting Instruction Form Item Number	Item	AGM Item or EGM Item
1.	1.

Appointment of the following 13 directors, each for a term until immediately after the next annual general meeting:

1a.  Heather Bresch

1b. Hon. Robert J. Cindrich

1c.  Robert J. Coury

1d. JoEllen Lyons Dillon

1e.  Neil Dimick, C.P.A.

1f.   Melina Higgins

1g.  Harry A. Korman

1h.  Rajiv Malik

1i.   Richard Mark, C.P.A.

1j.   Mark W. Parrish

1k.  Pauline van der Meer Mohr

1l.   Randall L. (Pete) Vanderveen, Ph.D.

1m.  Sjoerd S. Vollebregt

			AGM Item
2.	2.	Approval, on an advisory basis, of the compensation of the named executive officers of Mylan	AGM Item
3.	3.	Adoption of the Dutch annual accounts for fiscal year 2019	AGM Item
4.	4.	Ratification of the selection of Deloitte & Touche LLP as Mylan’s independent registered public accounting firm for fiscal year 2020	AGM Item
5.	5.	Instruction to Deloitte Accountants B.V. for the audit of Mylan’s Dutch statutory annual accounts for fiscal year 2020	AGM Item
6.	6.	Authorization of the Board to acquire shares in the capital of Mylan	AGM Item
7.	7.	Delegation to the Board of the authority to issue ordinary shares and grant rights to subscribe for ordinary shares in the capital of Mylan and to exclude or restrict pre-emptive rights	AGM Item
1.	1E.	Approval of the Combination Proposal (consisting of Items A through E thereunder as one voting item)	EGM Item
2.	2E.

Adoption of a non-binding, advisory resolution to adopt the compensation that will or may be paid or become payable to Mylan’s named executive officers in connection with, or following, the consummation of the Combination as described in the EGM Proxy Statement

			EGM Item
3.	3E.

Adoption of a non-binding, advisory resolution to adopt certain features of Upjohn Inc.’s (“Newco”) governance which will replace the corresponding features of Mylan’s governance, effective upon the closing of the Combination, relating to (i) the right of stockholders to nominate directors and make other stockholder proposals at stockholder meetings and (ii) director terms and stockholder removal of directors

			EGM Item
4.	4E.

Adoption of a non-binding, advisory resolution to adopt certain features of Newco’s governance which will replace the corresponding features of Mylan’s governance, effective upon the closing of the Combination, relating to the right of stockholders to call special meetings of stockholders

			EGM Item

Mylan urges you to read carefully the entire definitive proxy statement related to the AGM (the “AGM Proxy Statement”) and the entire definitive proxy statement related to the Combination and the EGM (the “EGM Proxy Statement”), together with all related materials. We refer you to each of the AGM Proxy Statement and the EGM Proxy Statement for important information on the rights of Mylan shareholders and beneficial owners to attend and, if relevant, vote at the AGM and the EGM, respectively.

The AGM and EGM are currently scheduled to be held in person. Due to government and other restrictions relating to COVID-19 public health concerns, however, Mylan’s directors and officers may be required to participate remotely or Mylan may decide to hold the meetings in a different location or, subject to the requirements of Dutch law, virtually. Mylan may also need to impose additional requirements on meeting attendees to protect attendees’ health and safety. We will announce relevant updates via press release and on our website at investor.mylan.com for the AGM and at championforglobalhealth.com for the EGM, and we encourage you to check these websites prior to the meeting if you plan to attend.

If you have any questions concerning the voting items listed above, would like additional copies of the AGM Proxy Statement, the EGM Proxy Statement or accompanying documents, or need help voting your Mylan shares, please contact Mylan’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

+1 (877) 750-9499 (toll free)

+1 (212) 750-5833 (banks and brokers)

Additional Information and Where to Find It

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed combination of Upjohn Inc. (“Newco”) and Mylan N.V. (“Mylan”), which will immediately follow the proposed separation of the Upjohn business (the “Upjohn Business”) from Pfizer Inc. (“Pfizer”)(the “proposed transaction”), Newco and Mylan have filed certain materials with the Securities and Exchange Commission (“SEC”), including, among other materials, the Registration Statement on Form S-4, as amended, which includes a proxy statement/prospectus (as amended, the “Form S-4”), which was filed by Newco with the SEC on October 25, 2019 and declared effective by the SEC on February 13, 2020, the Registration Statement on Form 10, as amended, which includes an information statement (as amended, the “Form 10”), which has been filed by Newco with the SEC on January 21, 2020 and amended on February 6, 2020 and subsequently withdrawn on March 11, 2020, and is expected to be refiled prior to its effectiveness, a definitive proxy statement, which was filed by Mylan with the SEC on February 13, 2020 (the “EGM Proxy Statement”), and the prospectus, which was filed by Newco with the SEC on February 13, 2020 (the “Prospectus”). The EGM Proxy Statement and the Prospectus were first mailed to shareholders of Mylan on or about February 14, 2020 to seek approval of the proposed transaction. The Form 10 has not yet become effective. After the Form 10 is effective, a definitive information statement will be made available to the Pfizer stockholders relating to the proposed transaction. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan or by contacting Mylan at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Pfizer, Mylan, Newco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Newco following the completion of the proposed transaction may be found in the Form S-4, the EGM Proxy Statement and the Prospectus, and Pfizer’s Current Report on Form 8-K filed with the SEC on February 28, 2020. Information about the directors and executive officers of Pfizer may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2020 and its definitive proxy statement relating to its 2020 Annual Meeting filed with the SEC on March 13, 2020, as supplemented by its supplement to the proxy statement filed with the SEC on April 7, 2020. Information about the directors and executive officers of Mylan may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2020, as amended on April 29, 2020, and its definitive proxy statement relating to its 2020 Annual General Meeting filed with the SEC on June 8, 2020. Additional information regarding the interests of these participants can also be found in the Form S-4, the EGM Proxy Statement and the Prospectus. These documents can be obtained free of charge from the sources indicated above.